UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2008

Orange REIT, Inc.
 (Exact name of registrant as specified in its charter)

Maryland	333-131677	20-3749435
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 Okner Parkway, Livingston, New Jersey	07039
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 597-6433

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)     Resignation of Registrant’s Independent Registered Public Accounting Firm

Effective January 31, 2008, Grant Thornton LLP (“Grant Thornton”) resigned as the Company’s independent registered public accounting firm. Grant Thornton was engaged as auditors to the Company for the year ended December 31, 2006 and the period ended December 31, 2005.

Grant Thornton’s reports on the Company’s financial statements for the fiscal year ended December 31, 2006 and the period ended December 31, 2005 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports contained an emphasis paragraph that the Company is in the development stage and has not yet commenced its intended operations.

During the period October 28, 2005 (inception) through December 31, 2005, the fiscal year ended December 31, 2006 and the subsequent period through January 31, 2008, the Company had no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K, except as follows. The Company failed to identify an invoice for legal services and to properly account for and report this expense. This material weakness was discovered in October 2006 and resulted in a restatement of the balance sheet as of December 31, 2005 and the statements of operations and accumulated deficit for the period from October 28, 2005 (inception) through December 31, 2005.

The Company provided Grant Thornton with a copy of this Amended Current Report on Form 8-K/A on February 11, 2008 and requested Grant Thornton to furnish the Company with a copy of a letter addressed to the SEC (the “SEC Letter”) stating whether they agree with the statements made above by the Company regarding Grant Thornton. The SEC letter is attached as Exhibit 16 to this Form 8-K/A.

(b)     Appointment of Registrant’s New Independent Registered Public Accounting Firm

Effective February 5, 2008, Daszkal Bolton LLP (“Daszkal Bolton”), whose address is 2401 NW Boca Raton Boulevard, Boca Raton, FL 33431, was engaged to serve as the Company’s new independent registered public accounting firm to audit the Company’s financial statements.

Prior to engaging Daszkal Bolton, the Company had not consulted Daszkal Bolton regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with Daszkal Bolton regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The engagement of Daszkal Bolton as the Company’s new independent registered public accounting firm was approved by the Audit Committee of the Board of Directors.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit
Number	Description

16	Letter from Grant Thornton LLP, dated February 13, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2008	ORANGE REIT, INC.

By: /s/ Robbin Cooper
Name: Robbin Cooper
Title: President

EXHIBIT INDEX

Exhibit
Number	Description

16	Letter from Grant Thornton LLP, dated February 13, 2008.